SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ______________________


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  January 15, 1997
                                                        ----------------



                          Advanced NMR Systems, Inc.
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            (Exact name or registrant as specified in its charter)



               Delaware                  0-11914            22-2457487
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     (State or other jurisdiction of   (Commission      (IRS Employer
     incorporation or organization)    File Number)     Identification No.)


            46 Jonspin Road, Wilmington, Massachusetts        01887
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             (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code:   (508) 657-8876
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                                       N/A
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            (Former name or former address, if changed since last report)


                                                               Page 1 of 3 Pages

     Item 5.   Other Events.
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               In May 1996, Advanced NMR Systems, Inc. (the "Registrant") issued an aggregate of 3,700 shares of its newly-created Series A Preferred Stock, $.01 par value per share (the "Series A Preferred") in Regulation S placements. During the period from August 6, 1996 to January 15, 1997 holders of the Series A Preferred Stock converted all 3,700 shares into an aggregate of 13,488,320 shares of the Registrant's Common Stock, $.01 par value.

               For information regarding the Series A Preferred and the placements, reference is made to the Registrant's Form 8-K for an event of May 30, 1996.

                                      SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ADVANCED NMR SYSTEMS, INC.



           Dated: February 5, 1997            By: /s/  Jack Nelson
                                                 -------------------------
                                              Name:     Jack Nelson
                                              Title:    Chairman